SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 16, 2011

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

United Bankshares, Inc. (“United” or the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on May 16, 2011 in Parkersburg, West Virginia. At the Meeting, shareholders voted on all proposals outlined in the Company’s proxy statement (the “Proxy Statement”) which were: (1) to elect thirteen (13) persons to serve as directors of the Company for a one-year term expiring at the 2012 Annual Meeting; (2) to ratify the selection of Ernst & Young LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2011; (3) to adopt a non-binding resolution to approve the compensation of United’s named executive officers; (4) to approve a non-binding advisory proposal on the frequency of future votes on the compensation of United’s named executive officers; and (5) to approve the United 2011 Long-Term Incentive Plan. The proposals are described in detail in the Proxy Statement mailed to shareholders on or about April 8, 2011. The voting results for the proposals appear below.

Proposal 1. Election of Directors:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Richard M. Adams	29,320,664	1,600,427	—	6,524,426
Robert G. Astorg	29,362,950	1,558,141	—	6,524,426
W. Gaston Caperton, III	29,108,683	1,812,408	—	6,524,426
Lawrence K. Doll	29,314,734	1,606,357	—	6,524,426
Theodore J. Georgelas	29,361,313	1,559,778	—	6,524,426
F. T. Graff, Jr.	28,391,861	2,529,230	—	6,524,426
John M. McMahon	29,142,589	1,778,502	—	6,524,426
J. Paul McNamara	19,804,535	11,116,556	—	6,524,426
William C. Pitt, III	29,247,076	1,674,015	—	6,524,426
Donald L. Unger	29,362,096	1,558,995	—	6,524,426
Mary K. Weddle	30,402,525	518,566	—	6,524,426
Gary G. White	30,250,855	670,236	—	6,524,426
P. Clinton Winter, Jr.	29,149,509	1,771,582	—	6,524,426

Proposal 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011:

For	Against	Abstentions	Broker Non-Votes
35,982,159	1,364,926	98,432	—

Proposal 3. Adoption of a non-binding resolution to approve the compensation of United’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
29,008,519	1,423,102	489,470	6,524,426

Proposal 4. Approval of a non-binding advisory proposal on the frequency of future votes on the compensation of United’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
23,504,820	734,499	6,130,719	551,053	6,524,426

In light of the shareholders’ recommendation of an annual frequency for future votes on the compensation of United’s named executive officers, at this time, the Company plans on conducting a shareholder vote annually regarding the compensation of United’s named executive officers until the next required vote on the frequency of shareholder votes on compensation of named executive officers.

Proposal 5. Approval of the United 2011 Long-Term Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
26,888,680	3,455,300	577,111	6,524,426

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.4	United Bankshares, Inc. 2011 Long-Term Incentive Plan – Incorporated by reference to Exhibit A of United’s 2011 Proxy Statement filed on April 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date:	May 20, 2011	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice
President, Treasurer, Secretary and
Chief Financial Officer